UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2007

VICOR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of Incorporation)

000-51475 (Commission File Number)	20-2903491 (IRS Employer Identification No.)

2300 Corporate Blvd., N.W., Suite 123 Boca Raton, Florida (Address of principal executive offices)	33431 (Zip Code)

(561) 995-7313
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02.	Unregistered Sales of Equity Securities.

On October 31, 2007, Vicor Technologies, Inc. (“Vicor”):

•

issued a $200,000 15% promissory note due on April 30, 2008 along with 40,000 shares of its common stock to an accredited investor in return for $200,000. The $200,000 was used by Vicor to pay the outstanding balance on another $200,000 15% promissory note due on October 31, 2007.

•	negotiated an extension of the due date of an aggregate of $200,000 in 15% promissory notes from October 31, 2007 until January 31, 2008 in return for 40,000 shares of Vicor common stock.

All securities are intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), under Section 4(2) of the Act and Rule 506 of Regulation D thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICOR TECHNOLOGIES, INC.
Date: November 6, 2007	By:	/s/ David H. Fater
David H. Fater President and Chief Executive and Financial Officer